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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported): May 8, 2006

                          DOCUMENT SCIENCES CORPORATION
               (Exact Name of Registrant as Specified in Charter)

            Delaware                    000-20981             33-0485994
  (State or Other Jurisdiction         (Commission          (IRS Employer
        of Incorporation)              File Number)       Identification No.)

                 5958 Priestly Drive
                Carlsbad, California                             92008
      (Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code: (760) 602-1400

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        On May 8, 2006, Document Sciences Corporation issued a press release to report its financial results for the year and first fiscal quarter of 2006. A copy of the press release is attached to this Current Report on Form 8-K as
Exhibit 99.1.

        The information in this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

        (d)  Exhibits:

        The following exhibit is furnished with this Current Report on Form 8-K:

        Exhibit Number   Description of Exhibit
        --------------   -------------------------------------------------------
             99.1        Press release, dated May 8, 2006, reporting Document
                         Sciences Corporation's financial results for the first fiscal quarter of 2006.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 8, 2006
                                                   DOCUMENT SCIENCES CORPORATION


                                                   By:   /s/ John L. McGannon
                                                         -----------------------
                                                   Name: John L. McGannon
                                                   Its:  President and
                                                         Chief Executive Officer

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                                  EXHIBIT INDEX

EXHIBIT NUMBER                              DESCRIPTION
--------------    --------------------------------------------------------------
99.1              Press release, dated May 8, 2006, reporting Document Sciences
                  Corporation's financial results for the year and first fiscal quarter of 2006.

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